EXHIBIT 4.7

                            Interim Support AGREEMENT



                                DATED 15 May 2003


                                     BETWEEN


                        CORDIANT COMMUNICATIONS GROUP PLC
                                   the Parent


                       CERTAIN SUBSIDIARIES OF THE PARENT


                               THE FINANCE PARTIES


                                       And


                                  HSBC BANK PLC
                                    as Agent
                               as Security Trustee
                         and as Common Security Trustee






                                 ALLEN & OVERY

                                     London

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                                    CONTENTS




Clause                                                                                                    Page


1.       Interpretation.......................................................................................1
2.       Condition Precedent..................................................................................4
3.       Support Period and Waivers...........................................................................4
4.       Amendments to the Facilities Agreement and the Amended And Restated Note Purchase Agreement..........6
5.       Representations and Warranties.......................................................................8
6.       Undertakings........................................................................................10
7.       Default.............................................................................................12
8.       Expenses............................................................................................12
9.       No Changes to the Obligors..........................................................................12
10.      Amendments and Waivers..............................................................................12
11.      Confidentiality.....................................................................................13
12.      Stamp Duties........................................................................................14
13.      Miscellaneous.......................................................................................14
14.      Counterparts........................................................................................15
15.      Notices.............................................................................................15
16.      Jurisdiction and Governing Law......................................................................15
17.      Contracts (Rights of Third Parties) Act 1999........................................................16

         Schedule

1.       Certain Subsidiaries................................................................................17
2.       Banks...............................................................................................21
3.       Current Noteholders.................................................................................22
4.       Part 1 Specified Defaults - Facilities Agreement....................................................23
         Part 2 Specified Defaults - Amended and Restated Note Purchase Agreement............................24
5.       Conditions Precedent................................................................................25



Signatories..................................................................................................27


THIS AGREEMENT is dated 15 May 2003

BETWEEN:

(1) CORDIANT COMMUNICATIONS GROUP PLC (a company incorporated in England (Registered No. 1320869) with its registered office at 121-141 Westbourne Terrace, London W2 6JR) (the Parent);

(2)  CERTAIN SUBSIDIARIES OF THE PARENT listed in Schedule 1;

(3)  THE PERSONS listed in Schedule 2 as banks (the Banks);

(4)  THE PERSONS listed in Schedule 3 as noteholders (the Current  Noteholders);
     and

(5) HSBC BANK PLC as the facility agent for the Banks (the Agent), as security trustee for the Banks (the Security Trustee) and as the common security trustee for the Finance Parties (the Common Security Trustee).

IT IS AGREED as follows:

1.   INTERPRETATION

1.1  Definitions

     In this Agreement:

     Amended and Restated Note Purchase Agreement has the meaning given to it in the Facilities Agreement.

     Australian Disposals means the following:

(a) the disposal by the Parent of its 58.4% ordinary shareholding in GPB to a purchaser of 100% of the shares in GPB;

(b) the disposal by Cordiant Australia of its 41.6% ordinary shareholding in GPB to that purchaser; and

(c) the disposal by GPB of its 50% interest in the "Market Force" business to certain members of its management,

     in each case with the prior written consent of the Banks and the Noteholders and in accordance with the terms and conditions of that consent.

     Banking Day has the meaning given to it in the Facilities Agreement.

     Commencement Date means the date on which the Agent and the Noteholders provide the notifications specified in Clause 2 (Conditions precedent).

     Composite Guarantee has the meaning given to it in Clause 3.2 (a) (viii).

     Co-ordinators Committee means the ad hoc co-ordinating committee of certain Banks and Noteholders from time to time acting in connection with discussions in relation to the Facilities Agreement and the Amended and Restated Note Purchase Agreement being, as at the date of this Agreement, HSBC Bank plc, The Bank of New York, Morgan Stanley & Co. International Limited, The Royal Bank of Scotland plc, The Prudential Insurance Company of America and Cerberus Partners, L.P.


     Cordiant Australia means Cordiant Communications (Australia) Pty Limited.

     Couch Potato has the meaning given to it in Clause 3.2 (a) (iv).

     Couch  Potato  Acquisition  has the  meaning  given to it in Clause 3.2 (a)
     (iv).

     Couch Potato Summary has the meaning given to it in Clause 3.2 (a) (iv).

     Default has the meaning given to it in the Facilities Agreement or the Amended and Restated Note Purchase Agreement, as the context may require.

     Disposal Summaries has the meaning given to it in Clause 3.2 (a) (vii).

     Employee Retention Plan has the meaning given to it in Schedule 5.

     Event of Default has the meaning given to it in the Facilities Agreement or the Amended and Restated Note Purchase Agreement, as the context may require.

     excluded representations has the meaning given to it in Clause 11.2.2 of the Facilities Agreement.

     Executive Incentive Plan has the meaning given to it in Schedule 5.

     Facilities Agreement means the facilities agreement dated 4th July, 2000 between the Parent, certain of its Subsidiaries as Borrowers, the Bank of New York and HSBC Bank plc (successor to HSBC Investment Bank plc) as Arrangers, the banks and financial institutions listed therein as Banks, HSBC Bank plc as Agent, Security Trustee and Common Security Trustee, the Bank of New York as Swingline Bank and HSBC Bank plc as Overdraft Bank, as amended and restated pursuant to a restructuring deed dated 19th April, 2002 and as further amended, restated and supplemented from time to time.

     GPB means Cordiant Communications Group Australia Pty Limited.

     Group Structure Chart has the meaning given to it in Schedule 5.

     Intercreditor Agreement has the meaning given to it in the Facilities Agreement.

     Issuer has the meaning given to it in the Amended and Restated Note Purchase Agreement.

     Key Clients means those persons identified as "Key Clients" in the report prepared by the Parent dated 7th May, 2003 delivered by the Parent to the Banks and the Noteholders pursuant to paragraph 14 of Schedule 5 of this Agreement.

     Liabilities has the meaning given to it in the Intercreditor Agreement.

     Majority Creditors has the meaning given to it in the Intercreditor Agreement.

     Net Proceeds has the meaning given to it in the Amended and Restated Note Purchase Agreement or the Facilities Agreement, as the context may require.

     New Money has the meaning given to it in the Intercreditor Agreement.

     Obligor has the meaning given to it in the Facilities Agreement.

     Party means a party to this Agreement.

     Put Elimination Conditions has the meaning given to it in the Amended and Restated Note Purchase Agreement.

     Specified Defaults means the existing Defaults and Events of Default in respect of the Facilities Agreement that are specified in Schedule 4 Part A, and the existing Defaults and Events of Default in respect of the Amended and Restated Note Purchase Agreement that are specified in Schedule 4 Part B.

     Support Period means the period from the Commencement Date up to and including the earlier of:

     (a)  15th July, 2003;

     (b) the occurrence of any Default or Event of Default (other than a Specified Default);

     (c) any breach of or failure to comply with any term or condition of this Agreement by any Obligor;

     (d) any representation or warranty made by any Obligor under this Agreement being or proving to have been incorrect or misleading in any material respect;

     (e) any Key Client terminating (or failing to renew) all or any material part of its business with the Group or, in the opinion of the Majority Creditors, doing any act or thing evidencing an intention to do so;

     (f) Nigel Stapleton ceasing (or giving notice to cease) to be the Group's Chairman, David Hearn ceasing (or giving notice to cease) to be the Group's Chief Executive Officer or Andy Boland ceasing (or giving notice to cease) to be the Group's Finance Director (in each case other than due to death or incapacity);

     (g) the termination (or variation that in the opinion of the Co-ordinators Committee is material) of Talbot Hughes McKillop LLP's engagement by the Parent or Talbot Hughes McKillop LLP ceasing (or giving notice to cease) to perform the functions for which it has been employed or the Parent ceasing to co-operate with Talbot Hughes McKillop LLP in the performance of such functions, save where a replacement adviser has been appointed to perform those functions that is satisfactory to the Majority Creditors (acting reasonably); and

     (h) a failure to deliver, or any admission by the Parent that it is not able to deliver, the weekly certificate referred to in Clause 6.2(a) of this Agreement.

     Westbourne Terrace Letter has the meaning given to it in Clause 3.2 (b).

     Westbourne  Terrace  Transaction  has the meaning given to it in Clause 3.2
     (b).

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


1.2  Definitions

Unless the context requires and save as otherwise defined herein, words and expressions defined in the Facilities Agreement shall have the same meanings when used in this Agreement.

1.3  Incorporation of Certain References

Clauses 1.3 and 1.4 of the Facilities Agreement shall be deemed to be incorporated in this Agreement in full, mutatis mutandis, save that in Clauses
1.4.3 and 1.4.10 of the Facilities Agreement, references to "the Agent" shall be read and construed as if referring to "the Agent and the Noteholders" and references to "this Agreement" shall be read and construed as if referring to this Agreement.

2.   Condition Precedent

(a) The acknowledgements, waivers, consents and amendments granted by the Finance Parties under this Agreement are subject to the condition precedent that the Agent and the Noteholders have notified the Parent that they have received the documents and evidence set out in Schedule 5 in each case in form and substance satisfactory to them; and

(b) The conditions specified in paragraph (a) are inserted solely for the benefit of the Finance Parties and may be waived on their behalf in whole or in part and with or without conditions by the Majority Creditors, other than in the case of the evidence of the payment referred to in paragraph 3 of Schedule 5 which may only be waived with the consent of all of the Banks.

3.   Support Period and Waivers

3.1  Temporary Waivers, Additional Waivers and Available Facilities

(a) The Finance Parties agree, subject to the terms and conditions of this Agreement, to temporarily suspend and waive all of their respective rights to take action in respect of the Specified Defaults during the Support Period.

(b) For the avoidance of doubt, at the end of the Support Period (unless the Majority Creditors in their absolute discretion otherwise agree) there shall be immediate Events of Default under both the Facilities Agreement and the Amended and Restated Note Purchase Agreement by virtue of the Specified Defaults (and the Finance Parties' respective rights and remedies in respect thereof shall revive).

3.2  Additional Waivers; Consents

(a)  With effect from the Commencement Date the Finance Parties hereby agree to:

     (i) permit the Group's existing Euro-Zone Cash Pooling Arrangements to continue to be conducted with ABN AMRO N.V. until and including 15th July, 2003;

     (ii) extend to 31st May, 2003 the date by which the Parent is obliged to deliver written confirmations (which shall also extend to this Agreement) duly executed by Cordiant Australia and GPB pursuant to paragraphs 5(g) and 8(d) of the waiver and amendment letters dated 12th March, 2003 (as extended on 21st March, 2003) provided that the Parent shall not be obliged to deliver such confirmations if the Australian Disposals have completed on or prior to 31st May, 2003;

     (iii) permit N.A.S.A 2.0 London Limited to be liquidated on a solvent basis;

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


     (iv) permit the acquisition (the Couch Potato Acquisition) by Scholz & Friends AG of a 51 per cent. shareholding in Couch Potatoes Fernsehproduktions GmbH (Couch Potato) on the terms and conditions set out in the transaction summary delivered by the Parent to the Agent and the Noteholders dated 7th April, 2003 with such amendments as the Majority Creditors may agree (the Couch Potato Summary) and to waive the breaches of Clause 12.2.4 of the Facilities Agreement and Section 10.1.6 of the Amended and Restated Note Purchase Agreement arising from the execution of documentation, prior to the date hereof, consistent with the Couch Potato Summary;

     (v) permit Scholz & Friends AG to assign its right to receive 51 per cent. of the dividend paid by Couch Potato in respect of the financial year ending 31st December, 2002 to Martin and Barbel Schafer as more particularly described in the Couch Potato Summary;

     (vi) permit 486,818 ordinary shares in Scholz & Friends AG to be issued to Martin and Barbel Schafer on the terms and conditions set out in the Couch Potato Summary;

     (vii) permit Microarts Corporation and Interactive Edge Inc. to be disposed of on the terms and conditions set out in the summaries relating to such disposals which were delivered to the Agent and the Noteholders on 10th April, 2003 (the Disposal Summaries); and

     (viii) instruct the Common Security Trustee to release:

            (A) the shares in Microarts Corporation from the security created by the Security Documents and Microarts Corporation from its obligations under the composite guarantee dated 19th April, 2002 entered into between, inter alios, the Parent, Microarts Corporation and the Common Security Trustee (the Composite Guarantee) in each case on the completion of the disposal of Microarts Corporation in accordance with Clause 3.2(a)(vii) of this Agreement on the basis that an amount equal to the Net Proceeds thereof are applied in prepayment of the Facilities and, to the extent relevant, the Notes as required by the Finance Documents (subject at all times to the Intercreditor Agreement); and

            (B) the shares in Interactive Edge Inc. from the security created by the Security Documents and Interactive Edge Inc. from its obligations under the Composite Guarantee, in each case on the completion of the disposal of Interactive Edge Inc in accordance with Clause 3.2(a)(vii) of this Agreement on the basis that an amount equal to the Net Proceeds thereof is applied in prepayment of the Facilities and, to the extent relevant, the Notes as required by the Finance Documents (subject at all times to the Intercreditor Agreement).

(b) The Current Noteholders hereby agree to permit the Parent to bring post production facilities into Westbourne Terrace (the Westbourne Terrace Transaction) on the terms and conditions set out in the letter to the Noteholders dated 6th January, 2003 (the Westbourne Terrace Letter).

3.3  Available Facilities

(a) During the Support Period, subject to the other terms and conditions of the Facilities Agreement but notwithstanding the fact that the Specified Defaults have occurred and the

     Parent and the other  Borrowers are unable to comply with Clauses 3.2.1 and
     3.2.3 of the Facilities Agreement, the Finance Parties agree that:

     (i)    the  Overdraft   Borrowers   shall  be  permitted  to  make  further
            Utilisations under the Overdraft Facility; and

     (ii) the Borrowers (other than Bates Deutschland Holding GmbH) shall be permitted to draw further Advances under the Revolving Credit Facility with Revolving Credit Terms of one month.

(b) For the avoidance of doubt, Clause 3.2.1(b) of the Facilities Agreement still applies in relation to any Defaults other than the Specified Defaults.

(c) No Swingline Advance or Swingline Letter of Credit may be requested or borrowed.

(d) All other outstanding Utilisations and Advances shall remain subject to the existing terms and conditions of the Facilities Agreement.

3.4  Put Elimination Date

Notwithstanding anything in this Agreement to the contrary, the Defaults and Events of Default waived temporarily pursuant to this Agreement are not waived for the purposes of Section 8.8(f)(iii) of the Amended and Restated Note Purchase Agreement (Elimination of Refinancing Put) and shall in no way affect the determination of whether the Put Elimination Conditions shall have been satisfied, and the Parent and the Issuer hereby acknowledge and agree that for this purpose Defaults and Events of Default arising out of matters specified in this Agreement shall have occurred and shall be continuing at the time of any determination of the Put Elimination Conditions (unless otherwise waived by the Noteholders subsequent to the Commencement Date).

4. AMENDMENTS TO THE FACILITIES AGREEMENT AND THE AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

The following amendments to the Facilities Agreement and the Amended and Restated Note Purchase Agreement shall take effect on and from the Commencement Date, subject to the terms and conditions of this Agreement.

4.1  Deferred Fee

The existing Clause 9.1.8 of the Facilities Agreement shall be deleted and shall be replaced with the following:

"9.18 Deferred fee: (to the extent not paid in cash pursuant to the Interim Support Agreement dated on or about 14th May, 2003 relating to this Agreement) on 8th November, 2004 or on such earlier date (if any) on which:

       (i) the Total Commitments are or have been reduced to zero and all of the outstanding Advances and Utilisations have been repaid in full or have become due and payable in full (whether by virtue of any notice given by the Agent under Clause 14.2 or otherwise); or

       (ii)   any enforcement of any Security Document occurs; or

       (iii) the Parent is obliged to procure that it and the other Borrowers permanently prepay all of the Facilities in full; or

       (iv) any "PIK Management Fee" or "Deferred Make Whole Amount" (each as defined in the Amended and Restated Note Purchase Agreement) becomes due and payable or is paid or the PIK Management Fee Payment Date occurs, for the account of the Banks (pro-rata to their Commitments in respect of the Revolving Credit Facility), a deferred fee in Sterling which shall accrue quarterly in arrear from the date of the execution of the Agreement in Principle and shall be calculated on each accrual date as 0.25 per cent. of the average of the daily Sterling Amount of the principal outstandings
              (including any Outstanding L/C Liability) under the Facilities during the two most recent Quarters, together with interest on such deferred fee which shall accrue at 9.25 per cent. per annum on the amount of each quarterly accrual of the deferred fee; and".

4.2  Zenith Joint Venture Agreement

Clause 8.6.3 of the Facilities Agreement shall be amended by adding the words "an amount equal to" immediately before the words "the Net Proceeds" in line 3.

4.3  Permitted Acquisitions

Clause 12.2.6(c) of the Facilities Agreement shall be deleted. Sub-paragraph (d) of the definition of "Permitted Acquisitions" in Schedule B of the Amended and Restated Note Purchase Agreement shall be deleted.

4.4  Dividends

In Clause 12.2.12(b) of the Facilities Agreement the words from (and including) the words "except that it may declare and pay a final dividend" to the end of that Clause shall be deleted. In Section 10.1.11 (b) of the Amended and Restated Note Purchase Agreement the words from (and including) the words "except that it may declare and pay a final dividend" to the end of that Section shall be deleted.

4.5  Adminstration

(a) The existing Clause 14.1.12 of the Facilities Agreement shall be deleted and shall be replaced with the following:

     "14.1.12 Administration: (a) any meeting of the shareholders, directors or other officers of any Obligor or any Material Subsidiary is convened for the purpose of considering any resolution to present an application for an administration order or appoint an administrator or any such resolution is passed or (b) any person presents a petition or files a document with a court for the administration of any Obligor or any Material Subsidiary or (c) an administration order is made or administrator otherwise appointed in relation to any Obligor or any Material Subsidiary or (d) the shareholders, directors or other officers of any Obligor or any Material Subsidiary request the appointment of or give notice of their intention to appoint an administrator in respect of any Obligor or any Material Subsidiary or (e) any other step is taken by any person with a view to any appointment of an administrator in respect of any Obligor or any Material Subsidiary; or".

(b) The existing Section 11 of the Amended and Restated Note Purchase Agreement shall be amended by (i) renumbering sub-paragraph (h) as sub-paragraph
     (h)(1) and (ii) by adding the following new sub-paragraph (h)(2) to read as follows:

     "(2) (i) any meeting of the shareholders, directors or other officers of any Obligor or any Material Subsidiary is convened for the purpose of considering any resolution to present an application for an administration order or appoint an administrator or any such resolution is passed or (ii) any person presents a petition or files a document with a court for the administration of any Obligor or any Material Subsidiary or (iii) an
     administration order is made or administrator otherwise appointed in relation to any Obligor or any Material Subsidiary or (iv) the shareholders, directors or other officers of any Obligor or any Material Subsidiary request the appointment of or give notice of their intention to appoint an administrator in respect of any Obligor or any Material Subsidiary or (v) any other step is taken by any person with a view to any appointment of an administrator in respect of any Obligor or any Material Subsidiary; or".

4.6  Auditors Reports

(a) Section 11 of the Amended and Restated Note Purchase Agreement shall be amended by (i) replacing "." with "; or" at the end of sub-paragraph (q) and (ii) adding the following new sub-paragraph (r) immediately following sub-paragraph (q) to read as follows:

     "(r) the Auditors qualify their report on the preliminary or final audited consolidated financial statements of the Group in any way except where the qualification has been agreed with the Noteholders or where the remedy for the matter giving rise to the qualification would have no material adverse effect on the results of the Group for the period to which such accounts relate nor on the financial position of the Group as at the end of such period or the Auditors include in that report any emphasis of matter statement in relation to any fundamental uncertainty."; and

(b) The existing Clause 14.1.22 of the Facilities Agreement shall be amended by adding the words "or the Auditors include in that report any emphasis of matter statement in relation to any fundamental uncertainty" immediately after the words "end of such period".

5.   Representations and Warranties

5.1  Repetition of representations and warranties

The representations and warranties in Clause 11.1 of the Facilities Agreement and in this Clause 5 (including Clause 11.1.8 of the Facilities Agreement but excluding the other excluded representations) shall be deemed to be repeated by the Parent on the date of this Agreement and on the Commencement Date as if made with reference to the facts and circumstances existing on each such day. The representations and warranties in Section 5 of the Amended and Restated Note Purchase Agreement (excluding Sections 5.3, 5.16, 5.17, 5.21, 5.26, 5.27 and 5.28) shall be deemed to be repeated by the Parent and the Issuer on the date of this Agreement and on the Commencement Date as if made with reference to the facts and circumstances existing on each such day. The repetition of the representation and warranties set out in Clause 11.1.8 of the Facilities Agreement and Section 5.20 of the Amended and Restated Note Purchase Agreement on the date of this Agreement shall be deemed to be made as if qualified by the statement "other than the Specified Defaults and those other Defaults and Events of Default which are waived pursuant to the Interim Support Agreement".


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

5.2  Zenith Joint Venture Agreement

The Parent represents and warrants to each Finance Party that:

(a) any and all of the Group's right, interest and title in respect of shares in Zenith are and will be held at all times by the Zenith SPV; and

(b) the copy of the joint venture agreement dated 27th September, 2001 between Cordiant Communications Group plc, Publicis Groupe SA and Mediavista Limited which was delivered to Allen & Overy and Bingham McCutchen LLP by the Parent's legal advisers on or about 17th April, 2003 is true, complete and accurate in all respects and, save as referred to therein, no other agreements, arrangements or understandings exist between all or any of the parties to that agreement which might materially affect the transactions or arrangements contemplated by the Finance Documents and that such copy is identical to the copy of the joint venture agreement relating to Zenith which was delivered to the Agent pursuant to the Restructuring Deed.

5.3  Waiver Request Package

(a)  The Parent represents and warrants to each Finance Party that:

     (i) all factual statements contained in the Waiver Request Package (as defined below) were, as at the date of this Agreement and the Commencement Date, true and accurate in all material respects and did not contain any untrue statement of a material fact or omit to state a fact necessary in order to make not misleading in any material respect the statements contained therein; and

     (ii) all financial projections which have been prepared by the Parent (or on its behalf) and contained in the Waiver Request Package have been prepared in good faith and based upon assumptions which were or are reasonable at the time prepared and at the time made available to any Finance Party.

(b)  For the purposes of this Clause 5.3, Waiver Request Package means:

     (i)    the Couch Potato Summary;

     (ii)   the Disposal Summaries;

     (iii)  the Westbourne Terrace Letter; and

     (iv) all other information projections and documentation (as updated in writing with the consent of the Agent and the Noteholders prior to the Commencement Date) provided to the Agent, to the Noteholders or to PricewaterhouseCoopers by the Parent or its advisers in relation to:

            (A)  the Couch Potato Acquisition;

            (B)  either of the disposals referred to in the Disposal Summaries;

            (C)  the Australian Disposals;

            (D)  the Zenith Joint Venture Agreement;

            (E)  the Westbourne Terrace Transaction; or

            (F) any of the waivers, consents, amendments or instructions contained in this Agreement.

5.4  Issues with Key Clients

The Parent represents and warrants to each Finance Party that (after due and careful enquiry) it is not aware of any issues in the Group's relationship with any of its Key Clients that might (i) indicate that there is a risk that such Key Client intends to terminate (or fail to renew) all or any material part of its business with the Group or (ii) result in such a termination or failure to renew, save as fully and fairly disclosed in the report delivered pursuant to paragraph 14 of Schedule 5 of this Agreement.

5.5  Group Structure Chart

The Parent represents and warrants to each Finance Party that the Group Structure Chart is a true, complete and correct representation of the structure of all members of the Group (and any companies, joint ventures, businesses or other persons in which the Parent (or any other member of the Group) has an interest) and describes the corporate ownership structure of the Parent's Subsidiaries including all minority interests in such Subsidiaries, in each case as at the Commencement Date.

5.6  Constitutional Documents

The Parent represents and warrants to each Finance Party that the constitutional documents of each Obligor which were delivered to the Agent pursuant to the Restructuring Deed and the Noteholders pursuant to the Amended and Restated Note Purchase Agreement have not been amended or varied, other than only to the extent necessary to implement or reflect a change of name that has been disclosed in the Group Structure Chart and related reconciliation delivered under this Agreement.

6.   Undertakings

6.1  Duration

The undertakings in this Clause 6 shall remain in force from the date of this Agreement and throughout the Support Period.

6.2  Undertakings

The Parent undertakes to each Finance Party:

(a) to deliver to the Agent and the Noteholders every Friday (i) a 13-week cashflow forecast, (ii) a 4-week daily cashflow forecast and (iii) a certificate (the weekly certificate), signed by the Group's Finance Director (without personal liability (other than to the extent imposed by applicable law)), stating that the Group has sufficient liquidity for the following 13 week period. Each such forecast shall be delivered together with an analysis and explanation in writing of that forecast by the Group Finance Director, which, in particular, shall highlight and comment on any material tightening of the terms and conditions of the Group's supplier credit;

(b) to ensure that no member of the Group makes any cash payments in respect of any earn out arrangement other than as disclosed in writing to the Banks and the Noteholders on 30th April, 2003;

(c) to ensure that the Borrowers will not utilise the Facilities other than to the extent required to fund the Group's actual cash needs at that time;

(d) to ensure that the total Capital Expenditure of all members of the Group during the Support Period shall not exceed (pound)4,000,000 (or its equivalent), being the amount indicated in the cash budget delivered pursuant to Schedule 5 to this Agreement;

(e) to continue to pursue actively the disposals programme (the Disposals Programme) and the other strategic options described in its presentation to the Banks and the Noteholders dated 28th April, 2003 or during the conference call with the Banks and the Noteholders on the evening of 30th April, 2003 (it being acknowledged that any such disposal is subject to the requisite consents of the Banks and the Noteholders) and, without limiting the foregoing, to use all reasonable commercial efforts to complete the Australian Disposals on terms and conditions satisfactory to the Banks and the Noteholders by 15th May, 2003;

(f) to keep the Co-ordinators Committee and the advisers to the Banks and the Noteholders fully and promptly informed of (i) the progress of the Disposals Programme and (ii) any approaches to the Group or its advisors of any kind whatsoever by any potential purchaser of all or any part of the Group's business, assets or undertaking or a controlling shareholding in the Parent and any material developments in the Group's (or its advisors') discussions with any such potential purchaser;

(g) to keep the Co-ordinators Committee and the advisers to the Banks and the Noteholders fully and promptly informed of any material developments in the Group's relationship with any of its Key Clients that might (i) indicate that there is a risk that such Key Client intends to terminate (or fail to renew) all or any material part of its business with the Group or (ii) result in such a termination or failure to renew;

(h) to assist PricewaterhouseCoopers in the development of contingency plans for the Banks and the Noteholders;

(i) to deliver or procure that there is delivered to the Agent and the Noteholders by no later than 1st July, 2003 a detailed plan relating to the continued implementation of the Disposals Programme prepared by the Parent with Talbot Hughes McKillop LLP and approved by the board of directors of the Parent in form and substance satisfactory to the Banks and the Noteholders;

(j) to deliver to the Agent (for the distribution to the Banks) and to the Noteholders sufficient copies for all of the Banks and the Noteholders of the audited consolidated financial statements of the Group for the Financial Year ended 31st December, 2002 (and the other items referred to in Clause 12.1.6(a) of the Facilities Agreement and Section 7.1(d)(i) of the Amended and Restated Note Purchase Agreement) together with the auditors' report referred to in Clause 12.1.6(e) of the Facilities Agreement and Section 7(d)(v) of the Amended and Restated Note Purchase Agreement as soon as possible after the date of this Agreement and in any event by no later than 30th June, 2003;

(k) that no transfer or other disposal of any interest in any share in Zenith at any time will occur without the prior written consent of the Majority Creditors and that the Zenith SPV and the Parent will not transfer or otherwise dispose of or compromise any of their respective rights under or in respect of the Zenith Joint Venture Agreement;

(l) that the Zenith SPV will not create any Encumbrance over any interest in any share in Zenith (and each of the Parent and the Zenith SPV will not create any Encumbrance over any of their respective rights under or in respect of the Zenith Joint Venture Agreement) except under a Security Document;

(m) to ensure that Bates Deutschland Holding GmbH will grant, in favour of the Common Security Trustee, security (in form and substance satisfactory to the Agent and the Noteholders) over the shares which it owns in Scholz & Friends AG, within two weeks of a request by the Agent and the Noteholders to provide such security; and

(n) to deliver, or procure that there is delivered, to the Agent and the Noteholders by no later than 30th May, 2003, legal opinions addressed to the Finance Parties (in form and substance satisfactory to the Agent and the Noteholders) in respect of Microarts Corporation and Interactive Edge Inc. in the event that either of those entities has not been disposed of by that date in accordance with the Disposal Summaries.

7.   Default

7.1  Event of Default

There shall be an immediate Event of Default under the Facilities Agreement and under the Amended and Restated Note Purchase Agreement on the occurrence of any of the events specified in the definition of Support Period in Clause 1.1 above (other than that in paragraph (a) of such definition) unless the Majority Creditors in their absolute discretion otherwise agree.

8.   Expenses

8.1  Fees and expenses

The Parent shall forthwith on demand pay all professional fees and expenses (including but not limited to the fees of Allen & Overy, Bingham McCutchen LLP and PricewaterhouseCoopers) incurred by any Finance Party in connection with the waivers, releases, consents, amendments and instructions under or relating to this Agreement or to any of the Finance Documents and all related documentation contemplated in such waivers, releases, consents, amendments and instructions whether or not the Commencement Date occurs.

8.2  Enforcement costs

The Parent shall forthwith on demand pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred in connection with the enforcement of, or the preservation of any rights under, any Finance Document.

9.   No Changes to the Obligors

9.1  Transfer of Obligors

No Obligor may assign, transfer or novate or dispose of any of, or any interest in, any of its rights and/or obligations under the Finance Documents.

10.  Amendments and Waivers

10.1 Procedure

(a) Except as provided in this Clause, any term of this Agreement may be amended or waived with the agreement of the Parent and the Majority Creditors. The Agent may effect, on behalf of the Banks, any amendment or waiver permitted under this Clause. Any such amendment or waiver with the requisite consent shall be binding on all the Parties.

(b) The Agent shall promptly notify the Banks of any amendment or waiver effected under paragraph (a).

10.2 Exceptions

(a)  An amendment or waiver not agreed by a Finance Party which:

     (i)    relates to this Clause 10 (Amendments and Waivers); or

     (ii) relates to a term of this Agreement which expressly requires the consent of that Party,

     is not binding on that Party.

(b)  An amendment or waiver which affects the rights and/or  obligations  of the
     Common  Security   Trustee  or  the  Agent  may  not  be  effected  without
     respectively the consent of the Common Security Trustee or the Agent.

10.3 Waivers and remedies cumulative

The rights of each Finance Party under this Agreement:

(a)  may be exercised as often as necessary;

(b)  are cumulative and not exclusive of its rights under the general law; and

(c)  may be waived only in writing and specifically.

Delay in exercising or non-exercise of any such right is not a waiver of that right.

11.  Confidentiality

(a) Each Finance Party must keep confidential the terms of this Agreement and any information supplied to it by or on behalf of any Obligor in connection with this Agreement. However, a Finance Party is entitled to disclose information:

     (i) which is publicly available, other than as a result of a breach by that Finance Party of this Clause;

     (ii)   in connection with any legal, regulatory or arbitration proceedings;

     (iii)  if required to do so under any law or regulation;

     (iv)   to a government, banking, taxation or other regulatory authority;

     (v)    to its officers, directors, employees and professional advisers;

     (vi)   to the extent allowed under paragraph (b) below; or

     (vii) with the agreement of the Parent (as the Obligors' agent for the purposes of this Clause).

(b) A Finance Party may disclose to an Affiliate or any person with whom it may enter, or has entered into, any kind of transfer, participation or other agreement in relation to this Agreement (a participant):

     (i)    a copy of this Agreement and

     (ii) any information which that Finance Party has acquired under or in connection with this Agreement.

     However, before a participant may receive any confidential information, it must agree with the relevant Finance Party to keep that information confidential in accordance with the terms of paragraph (a) above.

12.  Stamp Duties

The Parent shall pay, and forthwith on demand indemnify each Finance Party against any liability it incurs in respect of, any stamp, registration and similar tax which is or becomes payable in connection with the entry into, performance or enforcement of this Agreement.

13.  Miscellaneous

13.1 This Agreement is a "Bank Finance Document" for the purposes of the Facilities Agreement, a "Security Document" for the purposes of Clause 7.1 of the Intercreditor Agreement, and a "Finance Document" for the purpose of the Amended and Restated Note Purchase Agreement.

13.2 To the extent that any amount that is paid to, or received by, any Finance Party in respect of its Liabilities is, pursuant to the Intercreditor Agreement, required to be applied towards any other Liabilities, that Finance Party's relevant Liabilities will be deemed not to have been reduced or discharged by that payment or receipt and will be payable at the earliest time that is in accordance with the Intercreditor Agreement (and, if interest is not otherwise accruing on those Liabilities under the Finance Documents, interest will accrue on those Liabilities (a) (in the case of a Bank) under the Facilities Agreement as if they were unpaid sums under that agreement, but at a rate 1 per cent. per annum less than which would otherwise be applicable under Clause 5.5.2 of the Facilities Agreement or (b) (in the case of a Noteholder) under Section 8.1(a)(ii) of the Amended and Restated Note Purchase Agreement as if they were principal amounts of the Notes).

13.3 Save as waived, consented to or amended by this Agreement the provisions of the Facilities Agreement and the Amended and Restated Note Purchase
     Agreement shall continue in full force and effect and the Facilities Agreement or, as the case may be, the Amended and Restated Note Purchase Agreement and this Agreement shall be read and construed as one instrument. Where there is an inconsistency between this Agreement and the Facilities Agreement or, as the case may be, the Amended and Restated Note Purchase Agreement this Agreement will prevail.

13.4 For the avoidance of doubt, the Parent and each other Obligor also represents and warrants that its obligations under the Security Documents (and in the case of the Parent, those obligations of each other Obligor) continue in full force and effect (and guarantee and secure (as appropriate) all Liabilities including, without limitation, in respect of the Notes and the Amended and Restated Note Purchase Agreement or the Facilities Agreement (in each case as amended by this Agreement) and the Finance Parties' other interests under the Finance Documents), notwithstanding the waivers, amendments and consents granted or made pursuant to this Agreement. The Parent and each Obligor shall, if and when at any time required by the Agent or the Noteholders (to the extent legally possible) execute such further documents, confirmations, guarantees and Encumbrances in favour of or for the benefit of the Common Security Trustee and the other Finance Parties and do all acts and things as the Agent and the Noteholders shall from time to time require in relation to the Security Documents to perfect, protect or confirm the guarantees and security intended to be created by those documents.

13.5 In order to induce the Finance Parties to enter into this Agreement, each Obligor acknowledges and agrees that (a) no Obligor has any claim or cause of action against any Finance Party (or any of their respective directors, officers, employees or agents) (b) no Obligor has any offset right, counterclaim or defence of any kind against any of its respective obligations, indebtedness or liabilities to any Finance Party and (c) each Finance Party has, up to the date of this Agreement, properly performed and satisfied in a timely manner all of its obligations to the Obligors. The Obligors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Finance Parties' rights, interests, contracts, collateral security or remedies. Therefore, each Obligor unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Finance Party to any Obligor, except the obligations to be performed by any Finance Party on or after the date hereof as expressly stated in this Agreement and the Finance Documents and (ii) all claims, offsets, causes of action, suits or defences of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Obligor might otherwise have against any Finance Party or any of its directors, officers, employees or agent, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defence, circumstance or matter of any kind.

13.6 Each Obligor agrees to be bound by this Agreement notwithstanding that any person intended to execute or to be bound by this Agreement may not do so or may not be effectually bound.

14.  Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

15.  Notices

All notices or other communications under this Agreement shall be made by letter, facsimile or in person and shall be deemed to be duly given or made when delivered to (in the case of by letter or person) or when received (in the case of facsimile) the relevant party at its address or facsimile number as specified in the Finance Documents and for the attention of the person therein specified (or such other address or facsimile number as may be specified to each other party hereto on at least five Banking Days' prior to notice).

16.  Jurisdiction and Governing Law

16.1 Governing law

This Agreement is governed by English Law.

16.2 Submission

For the benefit of each Finance Party, each Obligor agrees that:

(a) the courts of England have exclusive jurisdiction to settle any disputes in connection with this Agreement; and

(b) the English Courts are the most appropriate and convenient courts to settle any such disputes.

16.3 Service of process

Without prejudice to any other mode of service, each Obligor not incorporated in England and Wales:

(a) irrevocably appoints the Parent as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement (and the Parent irrevocably and unconditionally accepts that appointment);

(b) agrees that failure by the process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned;

(c) consents to the service of process relating to any such proceedings by prepaid posting of a copy of the process to its address for the time being notified under Clause 15 (Notices).

16.4 Forum convenience and enforcement abroad

Each Obligor:

(a) waives objection to the English courts on grounds of inconvenient forum or otherwise as regards proceedings in connection with this Agreement; and

(b) agrees that a judgment or order of an English court in connection with this Agreement is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

16.5 Non-exclusivity

Nothing in this Clause 16 limits the right of any Finance Party to bring proceedings against an Obligor in connection with the Finance Documents:

(a)  in any other court of competent jurisdiction; or

(b)  concurrently in more than one jurisdiction.

16.6 Waiver of trial by jury

EACH OBLIGOR HEREBY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDINGS ANYWHERE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17.  Contracts (Rights of Third Parties) Act 1999

No term of this Agreement is enforceable under the contracts (Rights of Third Parties) Act 1999 by a person who is not a party to this Agreement.

                                   SCHEDULE 1

                              CERTAIN SUBSIDIARIES


CORDIANT FINANCE, INC.

ATLAS ADVERTISING LIMITED

BATES EUROPE LIMITED

BATES UK LIMITED

HP:ICM LIMITED

THE DECISION SHOP LIMITED

BATES DEUTSCHLAND HOLDINGS GMBH

BATES ADVERTISING USA, INC.

BATES HEALTHWORLD, INC.

BATES WORLDWIDE (DELAWARE), INC.

BAMBER FORSYTH LIMITED

CCG.XM, INC.

CORDIANT US HOLDINGS, INC.

FALK HEALTHWORLD, INC.

FITCH, INC.

141 GERMANY GMBH

HEALTHWORLD CORPORATION

LIGHTHOUSE GLOBAL NETWORK, INC.

MORGEN-WALKE ASSOCIATES, INC.

HEALTHWORLD UK LIMITED

BATES OVERSEAS HOLDINGS LIMITED

BULLETIN INTERNATIONAL LIMITED

BULLETIN INTERNATIONAL UK LIMITED

FD INTERNATIONAL LIMITED

C&FD (HOLDINGS) LIMITED

CCG.XM

CCG.XM HOLDINGS LIMITED

CCG.XM (UK) LIMITED

CLARION COMMUNICATIONS (P.R.) LIMITED

COLWOOD HEALTHWORLD LIMITED

CONNECT FIVE LIMITED

CONNECT ONE LIMITED

CONNECT SIX LIMITED

CORDIANT GROUP LIMITED

CORDIANT OVERSEAS HOLDINGS LIMITED

CORDIANT PROPERTY HOLDINGS LIMITED

CORDIANT (US) HOLDINGS LIMITED

CORPORATE & FINANCIAL DESIGN LIMITED

DECKCHAIR STUDIO LIMITED

FINANCIAL DYNAMICS HOLDINGS LIMITED

FINANCIAL DYNAMICS LIMITED

FITCH INTERNATIONAL LIMITED

FITCH LIMITED

FITCH WORLDWIDE LIMITED

GARROTT DORLAND CRAWFORD HOLDINGS LIMITED

HEADCOUNT WORLDWIDE FIELD MARKETING LIMITED

HEALTHWORLD HOLDINGS LIMITED

HEALTHWORLD UK HOLDINGS LIMITED

LIGHTHOUSE HOLDINGS (UK) LIMITED

MILTON MARKETING GROUP LIMITED

MILTON MARKETING LIMITED

PCI LIVEDESIGN LIMITED

PROPOSE TWO LIMITED

PSD ASSOCIATES LIMITED

SCHOLZ & FRIENDS LONDON LIMITED

SECURE TWO LIMITED

FITCH DESIGN CONSULTANTS LIMITED

SONIC SUN LIMITED

SWOT PLUS LIMITED

TED BATES HOLDINGS LIMITED

ULTIMATE EVENTS LIMITED

XMSS LIMITED

CHANNELEX, INC.

DRUMMER ASSOCIATES, INC.

DWP BATES TECHNOLOGY LLC

HEATHWORLD INTERNATIONAL HOLDINGS, INC.

INTERACTIVE EDGE, INC.

MICROARTS CORPORATION

PECLERS PARIS NORTH AMERICA, INC.

PRIMO ANGELI INC.

S&S MCC AND MCC, INC.

THE DECISION SHOP, INC.

THE LEONHARDT GROUP, INC.

BATES GERMANY WERBEAGENTUR GMBH

CORDIANT HOLDINGS GMBH

141 GERMANY GMBH

XCEED! AGENTUR FUR MEDIANBERATUNG UND INNOVATIVE KOMMUNIKATION GMBH

CHAFMA B.V.

CORDIANT FINANCE B.V.

                                   SCHEDULE 2

                                     BANKS


ALLIED IRISH BANKS, PLC

CCF SA

CARGILL FINANCIAL MARKETS PLC

DEUTSCHE BANK AG, LONDON

FLEET NATIONAL BANK

GOLDMAN SACHS CREDIT PARTNERS L.P.

HSBC BANK PLC

LLOYDS TSB BANK PLC

MORGAN STANLEY & CO. INTERNATIONAL LIMITED

SCOTIABANK EUROPE PLC

THE BANK OF NEW YORK

THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

THE ROYAL BANK OF SCOTLAND PLC

WESTLB AG

                                   SCHEDULE 3

                              CURRENT NOTEHOLDERS


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

PRUCO LIFE INSURANCE COMPANY

HARTFORD LIFE INSURANCE COMPANY

MASSACHUSETTS MUTUAL INSURANCE COMPANY

CERBERUS PARTNERS, L.P.

STRATEGIC VALUE PARTNERS, LLC

                                   SCHEDULE 4

                                     PART 1

                   SPECIFIED DEFAULTS - FACILITIES AGREEMENT

1. The breach of Clause 13.1.1 of the Facilities Agreement in so far as it relates to the 12 month period ending 31st March, 2003;

2. The breach of Clause 13.1.2 of the Facilities Agreement in so far as it relates to the 12 month period ending 31st March, 2003;

3. Each Event of Default pursuant to Clause 14.1.6 of the Facilities Agreement in respect of Specified Defaults under the Amended and Restated Note Purchase Agreement;

4. The breach of Clause 14.1.22 of the Facilities Agreement in respect of the preliminary consolidated financial statements of the Group for the year ending 31st December 2002;

5. The breach of Clause 12.1.6(a) of the Facilities Agreement in so far as it relates to the non delivery by the Parent of the audited consolidated financial statements of the Group (and the other items referred to in that Clause) for the Financial Year ended 31st December, 2002 together with the auditors report referred to in Clause 12.1.6(e) of the Facilities Agreement by no later than 31st March, 2003;

6. The breach of Clause 14.1.1 of the Facilities Agreement in so far as it relates to the failure by the Parent to pay the Deferred Fee referred to in Clause 9.1.8 of the Facilities Agreement, prior to the amendment of such Clause under this Agreement and without prejudice to the requirements of paragraph 3 of Schedule 5 to this Agreement or under Clause 9.1.8 of the Facilities Agreement, as amended by this Agreement;

7. The breach of Clause 14.1.21 of the Facilities Agreement in so far as it relates to the notice by Allied Domecq of the termination of its contracts with the Group; and

8. The breach of Clause 12.2.6 of the Facilities Agreement in so far as it relates to the Couch Potato Acquisition.

                                   SCHEDULE 4

                                     PART 2

       SPECIFIED DEFAULTS - AMENDED AND RESTATED NOTE PURCHASE AGREEMENT

1. The breach of Section 10.3.1(a) of the Amended and Restated Note Purchase Agreement in so far as it relates to the 12 month period ending 31st March, 2003;

2. The breach of Section 10.3.1(b) of the Amended and Restated Note Purchase Agreement in so far as it relates to the 12 month period ending 31st March, 2003;

3. Each Event of Default pursuant to Section 11(f)(ii) of the Amended and Restated Note Purchase Agreement in respect of Specified Defaults under the Facilities Agreement;

4. The breach of Section 7.1(d)(i) of the Amended and Restated Note Purchase Agreement in so far as it relates to the non-delivery by the Parent of the audited financial statements of the Group (and the other items referred to in that Section) for the Financial Year ended 31st December, 2002 together with the auditors report referred to in Section 7.1(d)(v) of the Amended and Restated Note Purchase Agreement by no later than 31st March, 2003; and

5. The breach of Section 10.1.6 of the Amended and Restated Note Purchase Agreement in so far as it relates to the Couch Potato Acquisition.

                                   SCHEDULE 5

                              CONDITIONS PRECEDENT

1. A copy of this Agreement countersigned by the Parent and each of the Subsidiaries listed in Schedule 1.

2. Confirmation from Allen & Overy, Bingham McCutchen LLP and PricewaterhouseCoopers that they have received payment from the Parent in respect of all professional fees and expenses incurred up to the Commencement Date in connection with all waivers, releases, consents, amendments and instructions under or relating to any of the Finance Documents and all related documentation contemplated in such waivers, releases, consents, amendments and instructions.

3. Evidence of the payment of (pound)32,448.63 to the Agent in immediately available cleared funds in payment of the deferred fee (and interest thereon) to the date of this Agreement under Clause 9.1.8 of the Facilities Agreement (as amended by this Agreement) in respect of the New Money.

4. A copy of the group structure chart showing all members of the Group (and any companies, joint venture businesses or other person in which the Parent (or any other member of the Group) has an interest) and describing the corporate ownership structure of the Parent's Subsidiaries including all minority interests in such Subsidiaries, in each case as at the
     Commencement Date (the Group Structure Chart) together with a reconciliation of the differences between the Group Structure Chart and the structure chart delivered by the Parent to the Agent in accordance with
     Schedule 5 of the Restructuring Deed and delivered by the Parent to the Noteholders in accordance with Section 4.14 of the Amended and Restated Note Purchase Agreement.

5. Certified copies of corporate authorities in relation to each of the Obligors.

6.   Legal Opinions provided by:

     (a)  (to the Banks) Allen & Overy, English legal advisers to the Banks.

     (b)  (to the Noteholders) Macfarlanes, English legal advisers to the Group.

     (c) (to the Finance Parties) Legal advisors in each jurisdiction in which an Obligor is incorporated or formed other than England (other than in respect of Cordiant Australia, GPB, Microarts Corporation and Interactive Edge Inc.).

7. An original of the Bank co-ordinator's engagement letter duly executed by the Banks and the Obligors together with evidence of the payment of the work fees of (pound)375,000 in aggregate due thereunder in immediately available cleared funds.

8. An original of the Noteholder co-ordinator's engagement letter duly executed by the Noteholders and the Obligors together with evidence of the payment of the work fees of (pound)375,000 in aggregate due thereunder in immediately available cleared funds for the pro rata account of the Noteholders.

9. A copy of the revised Talbot Hughes McKillop LLP engagement letter duly executed by the Obligors.

10.  A copy of the  Group's  employee  retention  plan (the  Employee  Retention
     Plan).

11. Evidence of the implementation of the Employee Retention Plan at a cost to the Group not exceeding the cost indicated in that plan and evidence that the Executive Incentive Plan is agreed in principle with the relevant executives and will be implemented as soon as is practicable and consistent with the City Code on Takeovers and Mergers at a cost to the Group not exceeding the cost indicated in that plan.

12.  A copy of the Group's key executive incentive plan (the Executive Incentive
     Plan).

13. A cash budget for the Group for the period ending 15 July, 2003 together with a commentary thereon by PricewaterhouseCoopers.

14. A formal written report on the Group's relationships and prospects with its Key Clients, such report to be based on discussions with those Key Clients after the announcement of the termination of the Allied Domecq contract.

                                  SIGNATORIES


THE PARENT

/s/ S. WILSON
...............................
CORDIANT COMMUNICATIONS GROUP PLC



THE OBLIGORS:


/s/ ANDREW BOLAND
......................................
CORDIANT FINANCE, INC.


/s/ DENISE WILLIAMS
......................................
ATLAS ADVERTISING LIMITED


/s/ DENISE WILLIAMS
......................................
BATES EUROPE LIMITED


/s/ DENISE WILLIAMS
......................................
BATES UK LIMITED


/s/ DENISE WILLIAMS
......................................
HP:ICM LIMITED


/s/ DENISE WILLIAMS
......................................
THE DECISION SHOP LIMITED


/s/ RJ HENRY
......................................
BATES DEUTSCHLAND HOLDINGS GMBH

/s/ ANDREW BOLAND
......................................
BATES ADVERTISING USA, INC.



/s/ ANDREW BOLAND
......................................
BATES HEALTHWORLD, INC.


/s/ ANDREW BOLAND
......................................
BATES WORLDWIDE (DELAWARE), INC.


/s/ DENISE WILLIAMS
......................................
BAMBER FORSYTH LIMITED


/s/ ANDREW BOLAND
......................................
CCG.XM, INC.


/s/ ANDREW BOLAND
......................................
CORDIANT US HOLDINGS, INC.


/s/ ANDREW BOLAND
......................................
FALK HEALTHWORLD, INC.


/s/ ANDREW BOLAND
......................................
FITCH, INC.


(signed below)
......................................
141 GERMANY GMBH


/s/ ANDREW BOLAND
......................................
HEALTHWORLD CORPORATION

/s/ ANDREW BOLAND
......................................
LIGHTHOUSE GLOBAL NETWORK, INC.


/s/ ANDREW BOLAND
......................................
MORGEN-WALKE ASSOCIATES, INC.


/s/ DENISE WILLIAMS
......................................
HEALTHWORLD UK LIMITED


/s/ DENISE WILLIAMS
......................................
BATES OVERSEAS HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
BULLETIN INTERNATIONAL LIMITED


/s/ DENISE WILLIAMS
......................................
BULLETIN INTERNATIONAL UK LIMITED


/s/ DENISE WILLIAMS
......................................
FD INTERNATIONAL LIMITED


/s/ DENISE WILLIAMS
......................................
C&FD (HOLDINGS) LIMITED


/s/ DENISE WILLIAMS
......................................
CCG.XM


/s/ DENISE WILLIAMS
......................................
CCG.XM HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
CCG.XM (UK) LIMITED

/s/ DENISE WILLIAMS
......................................
CLARION COMMUNICATIONS (P.R.) LIMITED


/s/ DENISE WILLIAMS
......................................
COLWOOD HEALTHWORLD LIMITED


/s/ DENISE WILLIAMS
......................................
CONNECT FIVE LIMITED


/s/ DENISE WILLIAMS
......................................
CONNECT ONE LIMITED


/s/ DENISE WILLIAMS
......................................
CONNECT SIX LIMITED


/s/ DENISE WILLIAMS
......................................
CORDIANT GROUP LIMITED


/s/ DENISE WILLIAMS
......................................
CORDIANT OVERSEAS HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
CORDIANT PROPERTY HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
CORDIANT (US) HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
CORPORATE & FINANCIAL DESIGN LIMITED

/s/ DENISE WILLIAMS
......................................
DECKCHAIR STUDIO LIMITED


/s/ DENISE WILLIAMS
......................................
FINANCIAL DYNAMICS HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
FINANCIAL DYNAMICS LIMITED


/s/ DENISE WILLIAMS
......................................
FITCH INTERNATIONAL LIMITED


/s/ DENISE WILLIAMS
......................................
FITCH LIMITED


/s/ DENISE WILLIAMS
......................................
FITCH WORLDWIDE LIMITED


/s/ DENISE WILLIAMS
......................................
GARROTT DORLAND CRAWFORD HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
HEADCOUNT WORLDWIDE FIELD MARKETING LIMITED


/s/ DENISE WILLIAMS
......................................
HEALTHWORLD HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
HEALTHWORLD UK HOLDINGS LIMITED

/s/ DENISE WILLIAMS
......................................
LIGHTHOUSE HOLDINGS (UK) LIMITED


/s/ DENISE WILLIAMS
......................................
MILTON MARKETING GROUP LIMITED


/s/ DENISE WILLIAMS
......................................
MILTON MARKETING LIMITED


/s/ DENISE WILLIAMS
......................................
PCI LIVEDESIGN LIMITED


/s/ DENISE WILLIAMS
......................................
PROPOSE TWO LIMITED


/s/ DENISE WILLIAMS
......................................
PSD ASSOCIATES LIMITED


/s/ DENISE WILLIAMS
......................................
SCHOLZ & FRIENDS LONDON LIMITED


/s/ DENISE WILLIAMS
......................................
SECURE TWO LIMITED


/s/ DENISE WILLIAMS
......................................
FITCH DESIGN CONSULTANTS LIMITED


/s/ DENISE WILLIAMS
......................................
SONIC SUN LIMITED


/s/ DENISE WILLIAMS
......................................
SWOT PLUS LIMITED

/s/ DENISE WILLIAMS
......................................
TED BATES HOLDINGS LIMITED


/s/ DENISE WILLIAMS
......................................
ULTIMATE EVENTS LIMITED


/s/ DENISE WILLIAMS
......................................
XMSS LIMITED


/s/ ANDREW BOLAND
......................................
CHANNELEX, INC.


/s/ ANDREW BOLAND
......................................
DRUMMER ASSOCIATES, INC.


/s/ ANDREW BOLAND
......................................
DWP BATES TECHNOLOGY LLC


/s/ ANDREW BOLAND
......................................
HEATHWORLD INTERNATIONAL HOLDINGS, INC.


/s/ ANDREW BOLAND
......................................
INTERACTIVE EDGE, INC.


/s/ ANDREW BOLAND
......................................
MICROARTS CORPORATION


/s/ ANDREW BOLAND
......................................
PECLERS PARIS NORTH AMERICA, INC.

/s/ ANDREW BOLAND
......................................
PRIMO ANGELI INC.


/s/ ANDREW BOLAND
......................................
S&S MCC AND MCC, INC.


/s/ ANDREW BOLAND
......................................
THE DECISION SHOP, INC.


/s/ ANDREW BOLAND
......................................
THE LEONHARDT GROUP, INC.



/s/ GERD NEUMANN
/s/ ULRICH VEIGEL
......................................
BATES GERMANY WERBEAGENTUR GMBH


/s/ GERARD ZOETEBIER
......................................
CORDIANT HOLDINGS GMBH


/s/ EUGEN KERN
/s/ MARCUS STARKE
......................................
141GERMANY GMBH


/s/ THOMAS BRAUN
/s/ WALTHER KAFT
......................................
XCEED! AGENTUR FUR MEDIANBERATUNG UND INNOVATIVE KOMMUNIKATION GMBH

/s/ S. WILSON
......................................
CHAFMA B.V.

/s/ S. WILSON
......................................
CORDIANT FINANCE B.V.

THE BANKS


/s/ MICHAEL BARRY
...............................
ALLIED IRISH BANKS, PLC


/s/ DIRK VAN DORF
...............................
CCF


/s/ MICHELLE DAHLEY
...............................
CARGILL FINANCIAL MARKETS PLC


/s/ LINDSAY POWELL
/s/ ROBERT FOULSTON
...............................
DEUTSCHE BANK AG, LONDON


/s/ CORINNE BARRETT
...............................
FLEET NATIONAL BANK


/s/ PATRICIA TESSIER
...............................
GOLDMAN SACHS CREDIT PARTNERS L.P.


/s/ GARY LEE
...............................
HSBC BANK PLC


/s/ PETER ROBSON
...............................
LLOYDS TSB BANK PLC


/s/ LARS LEMONIUS
...............................
MORGAN STANLEY & CO. INTERNATIONAL LIMITED


/s/ STEVE DOBSON
...............................
SCOTIABANK EUROPE PLC

/s/ PETER HELT
...............................
THE BANK OF NEW YORK


/s/ ALLAN RAMSAY
...............................
THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND


/s/ IAN ROBERTS
...............................
THE ROYAL BANK OF SCOTLAND PLC


/s/ TIM SAI LOUIE
/s/ ACHIM TESKE
...............................
WESTLB AG


THE NOTEHOLDERS


/s/ [Authorized Signature]
...............................
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


/s/ [Authorized Signature]
...............................
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY


/s/ [Authorized Signature]
...............................
PRUCO LIFE INSURANCE COMPANY


/s/ [Authorized Signature]
...............................
HARTFORD LIFE INSURANCE COMPANY

By:      Prudential Private Placement Investors, L.P.
         (as Investment Advisor)
By:      Prudential Private Placement Investors, Inc.
         (as its General Partner)


/s/ [Authorized Signature]
...............................
MASSACHUSETTS MUTUAL INSURANCE COMPANY

/s/ [Authorized Signature]
...............................
CERBERUS PARTNERS, L.P.

By:      Cerberus Associates, LLC,
         Its General Partner


/s/ [Authorized Signature]
...............................
STRATEGIC VALUE PARTNERS, LLC

THE AGENT, SECURITY TRUSTEE AND THE COMMON SECURITY TRUSTEE


/s/ KHALID RAJA
...............................
HSBC BANK PLC